UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________________________________________________

FORM 8-K

_____________________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2026

_____________________________________________________________

GLOBAL ASSET MANAGEMENT GROUP, INC.

Wyoming	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Monroe Street, Suite 1505

Rockville, MD 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (240) 398-8319

_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 6, 2026, Global Asset Management Group, Inc. (the “Company”) and its wholly-owned subsidiary RI Property Holdings, Inc. (the “Buyer SPE”) completed a Debt & Equity Transfer & Assumption Agreement (the “Agreement”) with FVP Investments, LLC and FVP Opportunity Fund III, LP (through their designee FVP Servicing, LLC, collectively, the “Seller”). Pursuant to the Agreement, the Buyer SPE acquired 100% of the Seller’s 83.125% membership interest in Memorial Real Estate Group LLC (“MREG”). On April 6, 2026, Global Asset Management Group, Inc. (the “Company”) completed the acquisition of 16.875% of RI Property Holding, Inc. in exchange for the Company’s issuance of a $3,500,000 convertible promissory note to the holder. The note bears 6.00% simple interest and matures on April 6, 2027, with holder‑optional conversion beginning October 6, 2026 at 90% of the arithmetic average of the daily VWAP for the 30 trading days immediately preceding the conversion notice date; if not paid at maturity, a one‑time 5.0% post‑maturity penalty applies. Following the closing of the transactions contemplated by the Agreement, the Buyer SPE owned 100% of the membership interests in MREG and, effective at closing, was appointed as the sole member and sole manager (or managing member, as applicable) of MREG.

The Agreement contemplates that FVP Opportunity Fund III, LP, as lender, assigns 100% of its interest in the MREG loan pursuant to a loan assignment agreement attached as Exhibit B to the Agreement (the “Debt Assignment Agreement”), and that FVP Servicing, LLC resigns as Administrative Agent under the loan agreement.

The total consideration payable to the Seller in connection with the transaction was $6,455,000, consisting of (i) a $6,000,000 principal amount one-year convertible promissory note issued by the Company (the “Convertible Note”) and (ii) a $455,000 cash down payment paid at closing (the “Down Payment”) and disbursed pursuant to Seller’s written wire instructions, including payments to FVP Servicing, LLC ($300,000), City of Pawtucket / Tax Settlement Authority ($55,000), KPRS Law ($50,000), and utilities/miscellaneous expenses ($50,000).

On April 10, 2026, the members of MREG, acting by unanimous written consent, authorized MREG to enter into a loan agreement with Bogdan Capital LLC relating to a loan in the principal amount of $1,000,000 (the “MREG Loan”). The MREG Loan was intended to be documented on or about April 13, 2026, consistent with a transaction term sheet dated April 9, 2026.

The MREG Loan may be evidenced by one or more of the following (as applicable): the loan agreement, promissory note, guaranty (if required), security agreement, pledge agreement, and related certificates, disclosures and closing instruments (collectively, the “MREG Loan Documents”), in each case in form and substance acceptable to the authorized signer. The written consent further appointed and authorized Richard Balles to execute, acknowledge, deliver and perform, for and on behalf of MREG, any and all documents required or advisable in connection with the MREG Loan and the MREG Loan Documents.

The foregoing descriptions of the Agreement, the Debt Assignment Agreement, the Convertible Note and the MREG Loan do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed (or will be filed) as Exhibits to this Current Report on Form 8-K.

ABOUT MEMORIAL REAL ESTATE GROUP, LLC

Through its wholly-owned subsidiary RI Property Holdings, Inc., the Company has acquired the former Memorial Hospital real estate property in Pawtucket, RI. The property is a roughly 385,000-square-foot historic campus being redeveloped into a large-scale mixed-use residential and commercial community. In accordance with the Company’s established business plan, the Memorial Project is planned to include a balanced housing model consisting of approximately 40% affordable housing, 40% market-rate luxury apartments, and 20% veteran-focused housing designed to support those who have served our country.

The redevelopment vision also includes a wide range of community-oriented amenities, including a coffee shop, daycare center, fitness facility, rehabilitation and wellness services, and additional lifestyle amenities intended to create a vibrant live-work environment for residents and the surrounding community. The property will be transformed into fully-renovated apartment residences while preserving the historical significance of the site within the city. Through the Massachusetts Bay Transportation Authority (MBTA), Pawtucket has direct commuter service to Boston, and also has AMTRAK Northeast Corridor rail service.

ABOUT MEMORIAL HOSPITAL

Memorial Hospital also holds unique historical and spiritual significance. The hospital closed in 2018 due to financial difficulties after over a century of service to the local community. The site became internationally recognized following the Vatican’s acknowledgment of a 2007 premature birth case at the hospital that was later recognized as a medical miracle during the papacy of Pope Leo XIV. The case involved an unresponsive newborn who survived after prayers were offered through the intercession of a 19th-century Spanish priest.

2

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the transaction described above, on May 8, 2026 the Company issued the Convertible Note in the principal amount of $6,000,000. The Convertible Note bears interest at 6.00% per annum (simple interest) and matures on April 8, 2027, unless earlier converted at the holder’s option. Beginning October 8, 2026 through maturity, the holder may elect to convert all or any portion of the outstanding principal and/or accrued interest into shares of the Company’s common stock at a conversion price equal to 90% of the arithmetic average of the daily volume-weighted average prices of the Company’s common stock for the thirty (30) trading days immediately preceding the conversion notice date. If the Company fails to pay the outstanding principal and accrued interest in full at maturity and such amounts remain outstanding thereafter, a one-time extension fee equal to 5.0% of the then-outstanding amount is payable to extend the maturity to October 8, 2027.

In addition, as described in Item 1.01 above, MREG authorized the MREG Loan in the principal amount of $1,000,000. The MREG Loan was intended to be documented on or about May 8, 2026, consistent with an initial transaction term sheet dated April 9, 2026. The Company does not have final executed loan documentation for the MREG Loan reflected in this report.

On April 6, 2026, Global Asset Management Group, Inc. (the “Company”) completed the acquisition of 16.875% of RI Property Holding, Inc. in exchange for the Company’s issuance of a $3,500,000 convertible promissory note to the holder who is a shareholder of the Company and a related party. The note bears 6.00% simple interest and matures on April 6, 2027, with holder‑optional conversion beginning October 6, 2026 at 90% of the arithmetic average of the daily VWAP for the 30 trading days immediately preceding the conversion notice date; if not paid at maturity, a one‑time 5.0% post‑maturity penalty applies.

Item 3.02 Unregistered Sales of Equity Securities.

The Convertible Notes described in Item 2.03 above were offered and sold in a transaction not involving a public offering, in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) thereof. Any shares of common stock issuable upon conversion of the Convertible Note (if any) will be issued as restricted securities pursuant to an available exemption from registration and will bear customary restrictive legends. The number of shares issuable upon conversion, if any, is not determinable at this time because the conversion price is based on a formula referencing market prices at the time of conversion.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Term Sheet / Debt & Equity Transfer & Assumption Agreement, ratified and effective May 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ASSET MANAGEMENT GROUP, INC.

Dated: May 11, 2026	By:	/s/ John Murray
	Name:	JOHN MURRAY
	Title:	President

4